EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 25, 2010 among Game Trading Technologies, Inc. (formerly City Language Exchange Incorporated), a Delaware corporation (the “Company”), and the undersigned buyers (each, a “Buyer,” and collectively, the “Buyers”).

RECITALS

A.           In connection with the Securities Purchase Agreement by and among the parties hereto, dated as of February 25, 2010 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to (1) each Buyer (i) the Preferred Shares which will be convertible into Conversion Shares in accordance with the terms of the Preferred Shares, and (ii) the Warrants which will be exercisable to purchase Warrant Shares in accordance with the terms of the Warrants, and (2) each Buyer that shall have purchased Preferred Shares with a Stated Value (as defined in the Certificate of Designation) of at least $150,000, a Unit Purchase Option to acquire additional (i) Preferred Shares and (ii) Warrants to acquire additional Warrant Shares.

B.           To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.	Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)           “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(b)           “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(c)           “Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

(d)           “Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed to cover the resale by the Investors of the Registrable Securities the 240th calendar day after the Closing Date (or the 270th calendar day after such date in the event that such Registration Statement is subject to a full review by the SEC), and (b) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the 90th calendar day following the date on which the Company was required to file such additional Registration Statement (or the 120th calendar day after such date in the event that such Registration Statement is subject to full review by the SEC).

(e)           “Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed to cover the resale by the Investors of the Registrable Securities, the 120th calendar day after the Closing Date and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.

(f)           “Investor” means a Buyer or any transferee or assignee of any Registrable Securities, Preferred Shares, Warrants or Unit Purchase Options, as applicable, to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of any Registrable Securities, Preferred Shares, Warrants or Unit Purchase Options, as applicable, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(g)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(h)           “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(i)           “Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Preferred Shares (including those Preferred Shares receivable upon exercise of the Unit Purchase Options), (ii) the Warrant Shares issued or issuable upon exercise of the Warrants (including those Warrants receivable upon exercise of the Unit Purchase Options) and (iii) any capital stock of the Company issued or issuable with respect to the Conversion Shares, the Warrant Shares, the Preferred Shares (including those Preferred Shares receivable upon exercise of the Unit Purchase Options) or the Warrants (including those Warrants receivable upon exercise of the Unit Purchase Options), including, without limitation, (1) as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged and shares of capital stock of a Successor Entity (as defined in the Warrants) into which the shares of Common Stock are converted or exchanged, in each case, without regard to any limitations on conversion of the Preferred Shares or exercise of the Warrants.

(j)           “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

(k)           “Required Holders” means the holders of at least a majority of the Registrable Securities.

(l)           “Required Registration Amount” means 100% of the sum of (i) the maximum number of Conversion Shares issued and issuable pursuant to the Preferred Shares (including those Preferred Shares receivable upon exercise of the Unit Purchase Options) and (ii) the maximum number of Warrant Shares issued and issuable pursuant to the Warrants (including those Warrants receivable upon exercise of the Unit Purchase Options) as of the Trading Day immediately preceding the applicable date of determination (without taking into account any limitations on the conversion of the Preferred Shares, or the exercise of the Warrants set forth therein), all subject to adjustment as provided in Section 2(d) hereof.

(m)           “Rule 144” means Rule 144 promulgated by the SEC under the Securities Act or any other similar or successor rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

(n)           “Rule 415” means Rule 415 promulgated by the SEC under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

(o)           “SEC” means the U.S. Securities and Exchange Commission.

(p)           “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.

2.	Registration.

(a)           Mandatory Registration.  The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC a Registration Statement on Form S-1 covering the resale of all of the Registrable Securities (provided, that in the event that Form S-3 is available for such a registration, the Company shall instead use such form). The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of the date such Registration Statement is initially filed with the SEC. The Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Plan of Distribution” section in substantially the form attached hereto as Exhibit B.  The Company shall use its best efforts to have such Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.  By 9:30 a.m., Eastern time, on the Business Day immediately following the Effective Date of the applicable Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement. Notwithstanding anything to the contrary contained in this Agreement, other than during an Allowable Grace Period, the Company shall ensure that, when filed and at all times while effective, each Registration Statement and the prospectus used in connection with such Registration Statement will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities.  In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.  The Company shall not after the date hereof until the Effective Date of the Registration Statement required to be filed pursuant to this Section 2(a) enter into any agreement providing any such right to any of its security holders.

(b)           Legal Counsel.  Subject to Section 5 hereof, the Required Holders shall have the right to select one (1) legal counsel to review and oversee, solely on its behalf, any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Greenberg Traurig, LLP or such other counsel as thereafter designated by the Required Holders.

(c)           Ineligibility for Form S-3. In the event that Form S-3 is not initially available for the registration of the resale of Registrable Securities hereunder, the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(d)           Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall use its best efforts to file subsequent Registration Statements during the Registration Period (as defined below) to register the Registrable Securities that were not registered in the initial Registration Statement as promptly as possible and in a manner permitted in accordance with SEC Guidance. The Company shall use its best efforts to cause such new Registration Statement to become effective as soon as practicable following the filing thereof.  For purposes of this Section 2(d), the earliest date with respect to each subsequent Registration Statement filed pursuant hereto, shall be no sooner than the later of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any subsequent Registration Statement and (ii) six (6) months following the effective date of the initial Registration Statement or any subsequent Registration Statement, as applicable, or such earlier date as permitted in accordance with SEC Guidance.

(e)           Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If (i) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) (it being understood that if the Company files a Registration Statement without affording each Investor the opportunity to review and comment on the same as required by Section 3(c) hereof, the Company shall not be deemed to have satisfied this clause (i)(A) and such event shall be deemed to be a Filing Failure) or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”) (it being understood that if on the Business Day immediately following the Effective Date the Company shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) in accordance with Section 2(a) above (whether or not such a prospectus is technically required by such rule), the Company shall not be deemed to have satisfied this clause (i)(B) and such event shall be deemed to be an Effectiveness Failure subject to any limitation imposed by the SEC), (ii) on any day after the Effective Date of such Registration Statement sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(p)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the shares of Common Stock on its principal trading market or exchange, or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”), or (iii) after the expiration of the Registration Period (as defined below), but prior to such time as the Buyers shall no longer hold any Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such that it is not in compliance with Rule 144(c)(1) (a “Current Public Information Default”) as a result of which any of the Buyers are unable to sell all Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2%) of the aggregate purchase price paid by such Buyer pursuant to the Purchase Agreement for any unregistrered Registrable Securities then held by such Buyer, (1) on the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Default, as applicable, and (2) on every thirty (30) day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Default until the earlier of (i) the date such Current Public Information Default is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro rated for the number of days during periods totaling less than thirty (30) days). The payments to which a holder shall be entitled pursuant to this Section 2(e) are referred to herein as “Registration Delay Payments.” Notwithstanding the foregoing, in no event shall (I) the aggregate of all Registration Delay Payments exceed $[_____]1.  Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any thirtieth (30th) day anniversary of such event or failure, then such Registration Delay Payment shall be made on the fifth (5th) Business Day after such cure. In the event the Company fails to make Registration Delay Payments in a timely manner in accordance with the foregoing, such Registration Delay Payments shall bear interest at the rate of one percent (1.0%) per month (pro rated for the number of days during partial months) until paid in full.  Notwithstanding anything contained in this Agreement, the Company will not be liable for Registration Delay Payments for any delay in registration of the Registrable Securities in the event that such delay is due to any comment from the SEC that limits the amount of Registrable Securities that may be included in any Registration Statement.

1 12% of total purchase price of Preferred Shares, Warrants and Unit Purchase Options under the Securities Purchase Agreement.

(f)           Offering. Notwithstanding anything to the contrary contained in this Agreement, but subject to the payment of the Registration Delay Payments pursuant to Section 2(e), in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Company, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investors participating therein (or as otherwise may be acceptable to each Investor) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Investors until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce the number of shares to be included by all Investors on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Investor) unless the inclusion of shares by a particular Investor or a particular set of Investors are resulting in the Staff’s or the SEC’s “by or on behalf of the Company” offering position, in which event the shares held by such Investor or set of Investors shall be the only shares subject to reduction (and if by a set of Investors on a pro rata basis by such Investors or on such other basis as would result in the exclusion of the least number of shares by all such Investors).  With respect to such reduction, the Company shall reduce the number of Warrant Shares issued or issuable upon exercise of the Warrants (including those Warrants receivable upon exercise of the Unit Purchase Options) and the number of Conversion Shares issued or issuable upon conversion of the Preferred Shares (including those Preferred Shares receivable upon exercise of the Unit Purchase Options) on a pro rata basis.  In addition, in the event that the Staff or the SEC requires any Investor seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Investor, until such time as the Staff or the SEC does not require such identification or until such Investor accepts such identification and the manner thereof. Any reduction pursuant to this paragraph will first reduce all Registrable Securities other than those issued pursuant to the Securities Purchase Agreement. In the event of any reduction in Registrable Securities pursuant to this paragraph, an affected Investor shall have the right to require, upon delivery of a written request to the Company signed by such Investor, the Company to file a registration statement within thirty (30) days after such request (subject to any restrictions imposed by Rule 415 or required by the Staff, SEC Guidance or the SEC) for resale by such Investor in a manner acceptable to such Investor, and the Company shall following such request cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by such Investor have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to such Investor, (ii) all Registrable Securities may be resold by such Investor without restriction (including volume limitations) pursuant to Rule 144 (taking into account any Staff position with respect to “affiliate” status), or (iii) such Investor agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to such Investor as to all Registrable Securities held by such Investor and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by an Investor multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by such Investor as contemplated above).

(g)           Piggyback Registrations. If, at any time during the Registration Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of other security holders under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option, incentive compensation or other employee benefit plans), then the Company shall deliver to each Investor a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered, subject to any limitation imposed by SEC Guidance.

(h)           Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee that becomes an Investor shall be allocated a pro rata portion of the then-remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

3.	Related Obligations.

The Company shall use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)           The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to allowable Grace Periods (as defined below), the Company shall keep each Registration Statement effective pursuant to Rule 415 for sale on a continuous basis in an at-the-market offering at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities required to be covered by such Registration Statement without restriction pursuant to Rule 144 and without the need for current public information as required thereunder or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.  The Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be) and (ii) the approval of Legal Counsel is obtained pursuant to Section 3(c) (which approval shall be immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

(b)           Subject to Section 3(p) of this Agreement, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q or Form 10-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)           The Company shall (A) permit Legal Counsel to review and comment upon (i) each Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within three (3) Business Days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects in good faith, provided, that the Company is notified of such objection in writing no later than two (2) Business Days after Legal Counsel have been so furnished copies of a Registration Statement or all amendments and supplements to all Registration Statements thereto. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld or delayed.  The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to any Registration Statement, provided that such correspondence shall not contain any material, non-public information regarding the Company or any of its Subsidiaries, (ii) promptly after the same is prepared and filed with the SEC, one (1) copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto provided, that any such item which is available on the EDGAR system need not be in physical form.

(d)           The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one (1) copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request from time to time) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor provided, that any such item which is available on the EDGAR system need not be furnished in physical form.

(e)           The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)           The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, subject to Section 3(p), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and deliver one (1) copy of such supplement or amendment to Legal Counsel, and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request) provided, that any such item which is available on the EDGAR system need not be furnished in physical form. The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(g)           The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)           If any Investor may be required under applicable securities law to be described in a Registration Statement as an underwriter and such Investor consents to so being named an underwriter, at the request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent registered public accounting firm in form and substance as is customarily given by independent registered public accounting firms to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

(i)           The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in the Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(j)           Without limiting any obligation of the Company under the Securities Purchase Agreement, the Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on The Nasdaq Capital or Nasdaq Global Market provided the Company meets all of the qualifications for listing on such exchange, or (iii) if, despite the Company’s best efforts to satisfy the preceding clauses (i) or (ii) the Company is unsuccessful in satisfying the preceding clauses (i) or (ii), without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

(k)           The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as the Investors may reasonably request from time to time and registered in such names as the Investors may request.

(l)            If requested by an Investor, the Company shall as soon as practicable after receipt of notice from such Investor and subject to Section 3(p) hereof, (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(m)          The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(n)           The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(o)           Within one (1) Business Day after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(p)           Notwithstanding anything to the contrary contained herein (but subject to the last sentence of this Section 3(p)), at any time after the Effective Date of the applicable Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided, that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided, further, that no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of thirty (30) days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”); provided, that no Allowable Grace Period may exist during the first sixty (60) Business Days after the Effective Date of the applicable Registration Statement. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

(q)           The Company shall use its best efforts to obtain and maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of the Registrable Securities.

4.	Obligations of the Investors.

(a)           At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, each Buyer agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Exhibit C (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the second (2nd) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b)           Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)           Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required.

(d)           Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.	Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.  The Company shall also reimburse Legal Counsel for its reasonable fees and disbursements in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $15,000.

6.	Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)           To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6(b), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company (to the extent applicable), including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d) and then only if, and to the extent that, following the receipt of the corrected prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(b)           In connection with any Registration Statement in which an Investor is participating, such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(b), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that such Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(c)           Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, that an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party, provided, further, that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party (as the case may be). The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d)           No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(e)           The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(f)           The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 of this Agreement to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 hereof, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Investor has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8.	Reports Under the Exchange Act.

With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)           furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.	Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; and (vi) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.

10.	Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders, provided, that any Investor may give a waiver in writing as to itself. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment or waiver (unless given pursuant to the foregoing proviso) shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement.

11.	Miscellaneous.

(a)           The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor.  It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.

(b)           Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(c)           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) with respect to Section 3(c), by electronic mail (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iv) one (1) Business Day after deposit with a nationally recognized overnight delivery service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Game Trading Technologies, Inc.
10957 McCormick Road
Hunt Valley, Maryland 21031
Telephone:  (410) 316-9900
Facsimile:  (443) 638-0255
Attention:  Mr. Todd Hays, President and CEO

With a copy (for informational purposes only) to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Telephone:  (212) 930-9700
Facsimile:  (212) 930-9725
Attention:  Gregory Sichenzia, Esq.

If to the Transfer Agent:

Island Stock Transfer
100 Second Avenue South, Suite 705-S
St. Petersburg, Florida 33701
Telephone:  (727) 289-0010
Facsimile:  (727) 289-0069
Attention:  Mr. Carl Dilley

If to Legal Counsel:

Greenberg Traurig, LLP
MetLife Building
200 Park Avenue, 15th Floor
New York, New York 10166
Telephone:  (212) 801-9200
Facsimile:  (212) 801-6400
Attention:  Spencer G. Feldman, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached to the Securities Purchase Agreement, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change; provided, that Greenberg Traurig, LLP shall only be provided notices sent to Vision Opportunity Master Fund LTD. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or electronic mail transmission containing the time, date, recipient facsimile number or electronic mail address and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(d)           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(e)           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f)           This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(g)           Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(h)           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(i)           This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

(j)           Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)          All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(l)           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(m)         This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Persons referred to in Sections 6 and 7 hereof.

[signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

GAME TRADING TECHNOLOGIES, INC.

By:
Name: Todd Hays
Title: President and CEO

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

VISION OPPORTUNITY MASTER FUND LTD.

By:
Name: Adam Benowitz
Title: Portfolio Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

[OTHER BUYERS]

By:
Name:
Title:

SCHEDULE OF BUYERS

Buyer	Buyer Address and Facsimile Number	Buyer’s Representative’s Address and Facsimile Number

Greenberg Traurig, LLP MetLife Building 200 Park Avenue, 15th Floor New York, New York 10166 Attention: Spencer G. Feldman, Esq. Facsimile: (212) 801-9200 Telephone: (212) 801-6400

[OTHER BUYERS]

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

______________________
______________________
______________________
Attention:  _____________

Re:           Game Trading Technologies, Inc.

Ladies and Gentlemen:

We are counsel to Game Trading Technologies, Inc. (formerly City Language Exchange Incorporated), a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Shares”) convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and Warrants exercisable for shares of Common Stock (together, the “Warrants”).  Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form S-1 (File No. 333-_____________) (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

[ISSUER’S COUNSEL]

By:

cc: [LIST NAMES OF HOLDERS]

EXHIBIT B

PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable upon conversion of the preferred shares and exercise of the warrants to permit the resale of these shares of common stock by the holders of the preferred shares and warrants from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock.  We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions.  The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.  These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•
short sales made after the date the Registration Statement is declared effective by the SEC, subject to any applicable limitations on short sales contained in any agreement between a selling stockholder and the Company;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).  In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume.  The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.  The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the preferred shares, warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.  At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person.  To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock.  All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $_____ in total, including, without limitation, U.S. Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any.  We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution.  We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Exhibit C

GAME TRADING TECHNOLOGIES, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Game Trading Technologies, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐                      No   ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐                      No   ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes   ☐                      No   ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐                      No   ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Fax: (212) 930-9725